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                                                                   EXHIBIT 10.24

                               INDEMNITY AGREEMENT

         By this INDEMNITY AGREEMENT (this "Agreement"), Ugly Duckling Corporation, a Delaware corporation (the "Company"), and the undersigned officer or member of its Board of Directors ("Indemnitee") warrant, covenant and agree as follows:

         WHEREAS, Indemnitee is an officer and/or a member of the Board of Directors of the Company and in such capacity is performing a valuable service for the Company; and

         WHEREAS, the Company's Certificate of Incorporation provides for indemnification of officers and directors to the fullest extent authorized by the Delaware General Corporation Law; and

         WHEREAS, the Delaware General Corporation Law provides that the indemnification rights provided thereunder are not exclusive, and that agreements may be entered into between Company and its officers and the members of its Board of Directors with respect to indemnification; and

         WHEREAS, in order to induce Indemnitee to serve as an officer or member of the Board of Directors of the Company, the Company desires to enter into this contract with Indemnitee;

         NOW, THEREFORE, in consideration of Indemnitee's continued service as an officer and/or director after the date hereof the parties hereto agree as follows:

         1. Indemnification of Indemnitee. Subject to Section 2 below, the Company shall hold harmless and indemnify Indemnitee against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with any threatened, pending or completed action, suit or proceeding, whether, civil, criminal, administrative or investigative to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the extent currently set forth in the Company's Certificate of Incorporation, a copy of which is attached hereto as Exhibit A. No amendment or termination of the Company's Certificate of Incorporation shall affect or terminate the contracted rights granted to the Indemnitee hereunder.

         2. Limitations on Indemnification. No indemnity pursuant to Section 1 hereof shall be paid by the Company:

            (a) Except to the extent the aggregate of losses to be indemnified hereunder exceeds the amount of losses for which the Indemnitee is indemnified pursuant to any policy of insurance purchased and maintained by the Company;

            (b) In respect to remuneration paid to Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

            (c) On account of any suit in which final judgment is rendered against Indemnitee or an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any law; or
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            (d) If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

         3. Continuation of Indemnification. All obligations of the Company hereunder shall continue during the period Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was a director of the Company or serving in any other capacity referred to herein.

         4. Notification and Defense of Claim. Indemnitee shall promptly notify the Company of any matter which is or may be the subject of any indemnification claim hereunder. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit or proceeding, Indemnitee will notify the Company thereof. With respect to any such action, suit or proceeding:

            (a) The Company will be entitled to participate therein at its own expense;

            (b) Except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party may assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company will not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a material conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be borne by the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the determination provided for in (ii) above.

            (c) The Company shall not be liable to indemnify Indemnitee under the Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner which would impose any material penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its or his consent to any settlement proposed by the other of any matter for which indemnity is provided hereunder, including any settlement including a penalty or limitation on the Indemnitee.

         5. Prepaid Expenses. The expenses (including attorneys' fees) incurred by Indemnitee in investigating, defending, or appealing any threatened, pending or completed action, suit or proceeding covered hereunder, whether civil, criminal, administrative or investigative, including without limitation any action by or in the right of the Company (other than expenses to be paid directly by the Company in assuming the defense of any matter covered hereby under Section 4(b) hereof), shall be paid in advance by the Company.



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         6. Repayment of Expenses. Indemnitee shall reimburse the Company for all expenses paid by the Company in defending any civil or criminal action, suit or proceeding against Indemnitee in the event and only to the extent that it shall be finally determined that Indemnitee is not entitled to be indemnified by the Company for such expenses under the Agreement or otherwise.

         7. Other Rights and Remedies. The rights provided by any provision of this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any provision of law or of the Company's Certificate of Incorporation, any Bylaw, this or other agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while occupying any of the positions or having any of the relationships referred to in Section 1 of this Agreement, and shall continue after Indemnitee has ceased to occupy such position or have such relationship.

         8. Enforcement. In the event Indemnitee is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all of Indemnitee's reasonable fees and expenses in bringing and pursuing such action.

         9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

        10. Miscellaneous. This Agreement shall be interpreted and enforced in accordance with the laws of Delaware. This Agreement shall be binding upon Indemnitee and upon Company, its successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns. No amendment, modification, termination or cancellation of this Agreement, other than pursuant to Section 9, shall be effective unless in writing signed by both parties hereto.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of _____ __, 1996.

                                           UGLY DUCKLING CORPORATION

                                           By __________________________________

                                           Its _________________________________



                                           Indemnitee

                                           _____________________________________





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